UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2013

VUZIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

2166 Brighton-Henrietta Townline Road, Rochester, New York 14623

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement

On March 27, 2013, Vuzix Corporation (the “Company”) entered into a debt conversion agreement, and on March 31, 2013, the Company entered into an amendment thereto (as amended, the “VTI Agreement”) with Vast Technologies, Inc. (“VTI”). Pursuant to the VTI Agreement, VTI agreed to convert its outstanding secured promissory note, in the principal amount of $838,096 (as of December 31, 2012), together with accrued interest thereon (equal to $119,051 as of December 31, 2012) into shares of the Company’s common stock, subject to the closing of the Company’s proposed public stock offering by June 30, 2013, at a conversion price equal to the public offering price, subject to approval of the TSX Venture Exchange. The Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”), within 30 days of such conversion, a registration statement for the resale of the shares of common stock issuable upon such conversion, and to cause such registration statement to be declared effective by the SEC within 90 days of such conversion.

On March 27, 2013, the Company entered into a debt conversion agreement, and on April 1, 2013, the Company entered into an amendment thereto (as amended, the “Kopin Agreement”) with Kopin Corporation (“Kopin”). Pursuant to the Kopin Agreement, Kopin agreed to convert its outstanding secured promissory note, in the principal amount of $482,547 (as of December 31, 2012), together with accrued interest thereon (equal to $60,996 as of December 31, 2012) into shares of the Company’s common stock, subject to the closing of the Company’s proposed public stock offering by June 30, 2013, at a conversion price equal to the public offering price, subject to approval of the TSX Venture Exchange. The Company agreed to prepare and file with the SEC, within 30 days of such conversion, a registration statement for the resale of the shares of common stock issuable upon such conversion, and to cause such registration statement to be declared effective by the SEC within 90 days of such conversion.

On March 27, 2013, the Company entered into a debt conversion agreement, and on March 31, 2013, the Company entered into an amendment thereto (as amended, the “Travers Debt Conversion Agreement”) with Paul Travers, the Company’s chief executive officer. Pursuant to the Travers Debt Conversion Agreement, Mr. Travers agreed to convert his outstanding secured promissory notes, in the aggregate principal amount of $434,927, together with accrued interest thereon (equal to $231,525 as of December 31, 2012), into shares of the Company’s common stock, subject to the closing of the Company’s planned public stock offering by June 30, 2013, at a conversion price equal to the public offering price, subject to approval of the TSX Venture Exchange. The Company agreed to prepare and file with the SEC, within 30 days of such conversion, a registration statement for the resale of the shares of common stock issuable upon such conversion, and to cause such registration statement to be declared effective by the SEC within 90 days of such conversion.

On March 27, 2013, the Company entered into a deferred compensation deferral and conversion option agreement (the “Travers Deferred Compensation Agreement”) with Paul Travers, which agreement is subject to the closing of the Company’s proposed public stock offering by June 30, 2013, and which agreement is effective upon such closing. Pursuant to the Travers Deferred Compensation Agreement, Mr. Travers and the Company agreed that, unpaid salary owed to Mr. Travers, in the amount of $815,168 (including $268,536 in accrued interest, as of December 31, 2012), will be convertible into shares of the Company’s common stock, at Mr. Travers’s option, at a conversion price equal to the offering price of the Company’s proposed public stock offering, subject to approval of the TSX Venture Exchange. In addition, the Company agreed to pay any remaining unconverted amounts beginning April 1, 2014 in equal monthly payments over a maximum of 12 months. The Company granted to Mr. Travers piggyback and demand registration rights with respect to the shares of common stock issuable upon such conversion.

On March 27, 2013, the Company entered into a deferred compensation deferral and conversion option agreement (the “Russell Deferred Compensation Agreement”) with Grant Russell, the Company’s chief financial officer, which agreement is subject to the closing of the Company’s planned public stock offering.by June 30, 2013, and which agreement is effective upon such closing. Pursuant to the Russell Deferred Compensation Agreement, Mr. Russell and the Company agreed that, unpaid salary owed to Mr. Russell, in the amount of $637,567 (including $174,102 in accrued interest, as of December 31, 2012), will be convertible into shares of the Company’s common stock, at Mr. Russell’s option, at a conversion price equal to the offering price of the Company’s proposed public stock offering, subject to approval of the TSX Venture Exchange. In addition, the Company agreed to pay any remaining unconverted amounts beginning April 1, 2014 in equal monthly payments over a maximum of 12 months. The Company granted to Mr. Russell piggyback and demand registration rights with respect to the shares of common stock issuable upon such conversion.

On March 29, 2013, the Company entered into a conversion/exchange agreement (the “LC Capital Agreement”) with LC Capital Master Fund Ltd. (“LC Capital”). Pursuant to the LC Capital Agreement, LC Capital agreed, subject to the closing of the Company’s proposed public stock offering, to convert its outstanding convertible note, in the principal amount of $619,122, together with accrued interest thereon (equal to $22,907 as of March 29, 2013), into shares of the Company’s common stock, , at a conversion price equal to, in LC Capital’s option, the public offering price of the Company’s proposed public stock offering, or pursuant to the terms of the convertible note. LC Capital also agreed subject to the closing of the Company’s proposed public stock offering, to exchange outstanding warrants to purchase 533,333 shares of the Company’s common stock into the greater of (a) 200,000 shares of the Company’s common stock, or (B) the Black Scholes value of the warrants (calculated using the Bloomberg OV function) as of the date of the pricing of the Company’s proposed public stock offering based upon the per share offering price of the common stock in the Company’s proposed public stock offering,. The Company agreed to prepare and file with the SEC, within 45 days of such conversion and exchange, a registration statement for the resale of the shares of common stock issuable upon such conversion and exchange, and to cause such registration statement to be declared effective by the SEC within 90 days of such conversion and exchange. LC Capital may terminate the LC Capital Agreement if the closing of such conversion and exchange does not occur by June 30, 2013 or if the Company’s board of directors does not approve such conversion and exchange by April 12, 2013, or withdraws such approval.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The above descriptions of the material terms of the VTI Agreement, Kopin Agreement, Travers Debt Conversion Agreement, Travers Deferred Compensation Agreement, Russell Deferred Compensation Agreement, and LC Capital Agreement, are qualified in their entirety by reference to the text of such VTI Agreement, Kopin Agreement, Travers Debt Conversion Agreement, Travers Deferred Compensation Agreement, Russell Deferred Compensation Agreement, and LC Capital Agreement, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 8.01 Other Events.

On April 1, 2013, the Company issued a press release regarding the transactions described in Item 1.01, a copy of which is filed as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Debt Conversion Agreement between the Company and Vast Technologies, Inc.

10.2	Debt Conversion Agreement between the Company and Kopin Corporation

10.3	Debt Conversion Agreement between the Company and Paul Travers

10.4	Deferred Compensation and Conversion Option Agreement between the Company and Paul Travers

10.5	Deferred Compensation and Conversion Option Agreement between the Company and Grant Russell

10.6	Conversion/Exchange Agreement between the Company and L C Capital Master Fund Ltd.

10.7	Amendment to Debt Conversion Agreement between the Company and Vast Technologies, Inc.

10.8	Amendment to Debt Conversion Agreement between the Company and Kopin Corporation

10.9	Amendment to Debt Conversion Agreement between the Company and Paul Travers

99.1	Press Release dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2013	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers President and Chief Executive Officer